SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	PRESS RELEASE

Item 2.02	Results of Operations and Financial Conditions.

On January 25, 2005, NewAlliance Bancshares, Inc. issued a press release describing its results of operation for the fourth quarter and fiscal year ended December 31, 2004, and an increase in its quarterly dividend.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: January 26, 2005

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EXHIBIT INDEX

Exhibit Number	Description

99.1:	The Company issued a press release dated January 25, 2005.

3